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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 2, 1999, relating to the financial statements which appear in Brauns Fashions Corporation's Annual Report on Form 10-K for the year ended February 27, 1999. We also consent to the reference to us as Experts in Item 5 in such Registration Statement.

/s/   PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 27, 2000